Exhibit 99.3
Cycurion to Host Third Quarter Earnings Conference Call on November 16, 2026
October 22, 2026
MCLEAN, Va., October 22, 2026 (GLOBE NEWSWIRE) -- Cycurion, Inc. (NASDAQ: CYCU) (“Cycurion” or the “Company”), a leading AI-driven, tech-enabled cybersecurity solutions provider, today announced that it will host an earnings conference call on Monday, November 16, 2026, to discuss financial results for the third quarter ended September 30, 2026.
Management will review third quarter results and the Company’s recent operational and strategic progress, including growth in its public safety and cybersecurity platforms, key contract wins, and the path toward improved financial performance.
Conference Call Details
•Date: Monday, November 16, 2026
•Time: 9:30 AM ET
•Format: Prepared remarks by management, followed by responses to pre-submitted written questions.
The Company will not accept live oral questions on the call. Investors and other interested parties may submit questions in writing to investors@cycurion.com no later than Friday, November 13, 2026 at 5:00 p.m. Eastern Time. Management will address selected written questions during the call.
Dial-in and webcast information will be provided in a subsequent release and posted on the Company’s investor relations page.
“We are extremely pleased to host this earnings call and to open a more regular dialogue with our shareholders,” said L. Kevin Kelly, Chairman and Chief Executive Officer. “This is an important milestone as we continue to scale the business, advance our predictive cybersecurity platform, and execute on the contracts and acquisitions that are expanding our revenue base and public safety footprint. We look forward to sharing our progress and responding to questions submitted in writing.”
The Company intends to issue its third-quarter financial results prior to the call. A replay and transcript will be made available following the event.
About Cycurion, Inc.
Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future. For more information, visit www.cycurion.com.
Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, statements regarding the acceleration of the Company’s inorganic growth strategy through potential acquisitions and strategic transactions; the continued execution of the Company’s contracted backlog; the timing, amount and likelihood of realizing revenues associated with our contracted backlog; and other statements that are not historical facts, including statements which may be accompanied by words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, risks related to customer performance and satisfaction, contract modifications, delays or terminations, and the Company’s ability to fulfill contractual obligations, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

Cycurion Investor Relations:
(888) 341-6680
investors@cycurion.com
Cycurion Media Relations:
(888) 341-6680
media@cycurion.com
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